UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   May 23, 2017

JPMorgan China Region Fund, Inc.

(Exact name of registrant as specified in its charter)

Maryland	811-06686	22-3178023

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

One Beacon Street, 18th Fl., Boston, MA	02108

(Address of Principal Executive Offices)	(Zip Code)

(800) 441-9800

Registrant’s Telephone Number, Including Area Code

JPMorgan China Region Fund, Inc.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Table of Contents

Item 7.01. Regulation FD Disclosure

Item 9.01. Financial Statements and Exhibits

Signatures

Exhibit Index: April 2017 Monthly Review of the Fund’s performance by the Fund’s investment adviser

Item 7.01 Regulation FD Disclosure

Pursuant to Regulation FD Rules 100-103, the JPMorgan China Region Fund, Inc. (the “Fund”) furnishes the Monthly Review of the Fund’s performance by the Fund’s investment adviser.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99	April 2017 Monthly Review of the Fund’s performance by the Fund’s investment adviser

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JPMorgan China Region Fund, Inc.

By: /s/ Lucy Dina
Date: May 23, 2017	Name: Lucy Dina
Title: Secretary